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                                                                    Exhibit 4.1


                            JAG MEDIA HOLDINGS, INC.
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
                               $.00001 PAR VALUE


THE MANDATORY REDEMPTION PROVISIONS, DIVIDEND RIGHTS, VOTING POWERS, PREFERENCES, LIMITATIONS, RESTRICTIONS AND OTHER RIGHTS OF THE SERIES 2 CLASS B COMMON STOCK OF THE CORPORATION ARE SET FORTH IN FULL IN THE CERTIFICATE OF DESIGNATION OF THE SERIES 2 CLASS B COMMON STOCK OF THE CORPORATION, WHICH IS ON FILE WITH THE SECRETARY OF STATE OF THE STATE OF NEVADA AND AVAILABLE FREE OF CHARGE FROM THE SECRETARY OF THE CORPORATION UPON THE REQUEST OF ANY STOCKHOLDER OF THE CORPORATION


    SEE REVERSE
FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT



Is The Owner of


  FULLY PAID AND NON-ASSESSABLE SHARES OF $.00001 PAR VALUE REDEEMABLE SERIES 2
                            CLASS B COMMON STOCK OF

                            JAG MEDIA HOLDINGS, INC.

transferable only on the books of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed and indicating the new beneficial owner. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

         IN WITNESS WHEREOF, the said Company has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company


Dated:

/s/ Stephen J. Schoepfer       JAG MEDIA HOLDINGS, INC.       /s/ Gary Valinoti
------------------------              CORPORATE               ------------------
    Secretary                           SEAL                     President
                                       NEVADA


                          COUNTERSIGNED AND REGISTERED
                       Computershare Trust Company, Inc.
                                 P.O. Box 1598
                             Denver, Colorado 50201

                 By ____________________________________________
                 Transfer Agent & Registrar Authorized Signature


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                            JAG MEDIA HOLDINGS, INC.

         The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable law or regulations:

TEN COM  -as tenents in common               UNIF GIFT MIN ACT....Custodian.....
TEN ENT  -as tenants by the entireties                        (Cust)     (Minor)
JT TEN   -as joint tenants with right of       Under Uniform Gifts to Minors
          survivorship and not as tenants      Act..............................
          in common                                         (State)

     Additional abbreviations my also be used though not in the above list.
________________________________________________________________________________

For Value Received, ______________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
__________________________________
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__________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_______________________________________________________________________ Shares
of the Redeemable Series 2 Class B Stock represented by the within Certificate, and do hereby irrevocable constitute and appoint _______________________________ attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated _______________________________



                           _____________________________________________________

                           _____________________________________________________
                           NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                   CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                                   THE FACE OF THE CERTIFICATE IN EVERY
                                   PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT
                                   OR ANY CHANGE WHATSOEVER

Signature(s) Guaranteed:

______________________________________________
The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.